SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549




                               FORM 8-K




                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934




                                 December 6, 1994
Date of Report .........................................................
                        (Date of earliest event reported)


                    CHRYSLER FINANCIAL CORPORATION
........................................................................
         (Exact name of registrant as specified in its charter)


   State of Michigan                 1-5966              38-0961430
........................................................................
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)                File No.)      Identification No.)


            27777 Franklin Rd., Southfield, Michigan 48034
            ..............................................
               (Address of principal executive offices)


                                                     (810) 948-3060
Registrant's telephone number, including area code......................

Item 5.  Other Events.
         -------------

    Exhibits are filed herewith by Chrysler Financial Corporation in connection with its Registration Statements on Form S-3 (File Nos. 33-50385, 33-52421 and 33-55787). These exhibits supersede and replace the Exhibits 4-M, 4-N, 4-O, and 4-P which were originally filed with such Registration Statements.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

    (a)  Not applicable.

    (b)  Not applicable.

    (c) Exhibits to Registration Statements on Form S-3 (File Nos. 33-50385, 33-52421 and 33-55787):

         4-M   Form of Fixed Rate Medium-Term Note.

         4-N   Form of Floating Rate Medium-Term Note.

         4-O   Form of Multi-Currency Fixed Rate Medium-Term Note.

         4-P   Form of Multi-Currency Floating Rate Medium-Term Note.

                                SIGNATURES
                                ----------



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                CHRYSLER FINANCIAL CORPORATION



Date:  December 6, 1994              By: /s/Robert A. Link
                                         ---------------------------
                                            Robert A. Link
                                            Secretary

                               EXHIBIT INDEX
                               -------------


Exhibit
  No.         Description of Exhibit
- --------      ----------------------

 (a)          Not applicable.

 (b)          Not applicable.

 (c) Exhibits to Registration Statements on Form S-3 (File Nos. 33-50385, 33-52421 and 33-55787).

    4-M       Form of Fixed Rate Medium-Term Note.

    4-N       Form of Floating Rate Medium-Term Note.

    4-O       Form of Multi-Currency Fixed Rate Medium-Term Note.

    4-P       Form of Multi-Currency Floating Rate Medium-Term Note.